UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4707

Fidelity Advisor Series II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1.

Reports to Stockholders

Fidelity Advisor® Municipal Income Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(2.31)%	2.19%	3.85%
Class M (incl. 4.00% sales charge)	(2.37)%	2.22%	3.86%
Class C (incl. contingent deferred sales charge)	(0.05)%	2.26%	3.49%
Class I	2.01%	3.29%	4.53%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Municipal Income Fund - Class A on October 31, 2007, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,593	Fidelity Advisor® Municipal Income Fund - Class A
$15,528	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the year ending October 31, 2017, tax-exempt municipal bonds advanced modestly, with the Bloomberg Barclays Municipal Bond Index returning 2.19%. The market sold off at the beginning of the period in response to the result of last year’s presidential election. In fact, November 2016 was the worst month for the muni market since 2008. Investors were concerned that then-President-elect Donald Trump’s promises to lower taxes, repeal the Affordable Care Act and increase infrastructure spending could negatively affect market valuations. Adding to the early pessimism, fixed income markets were hurt by investor anticipation of further increases in policy interest rates. However, the muni market subsequently recovered, as it became clear that tax and health care reform, as well as new infrastructure initiatives, would take time to develop and implement. Strong demand, reduced supply and slow but steady economic growth supported the market. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 2.03%, while securities tied to specific revenue streams or projects performed slightly better, up 2.38%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Kevin Ramundo and Mark Sommer:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) posted gains in the range of roughly 1% to 2%, modestly lagging, net of fees, the 2.36% return of the Bloomberg Barclays 3+ Year Municipal Bond Index. We estimate that differences in the way fund holdings are priced and how benchmark holdings are priced modestly detracted from the fund’s relative performance. The fund’s larger-than-benchmark exposure to bonds that were advance refunded contributed versus the index. Overweighting bonds backed by the state of Illinois and related issuers also added value. Similarly, overweighting New Jersey state-appropriated securities helped the relative return. In contrast, the fund’s underweighting in California state-backed bonds, which posted benchmark-beating gains, detracted. In terms of sectors, larger-than-index exposure to airport and hospital bonds worked to the fund’s advantage versus the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  The Board of Trustees unanimously approved a proposal to merge Fidelity Advisor® Municipal Income Fund into Fidelity® Municipal Income Fund. The merger is expected to be completed in March 2018, and shareholders of Fidelity Advisor Municipal Income Fund will receive Advisor Class shares of Fidelity Municipal Income Fund.

Investment Summary (Unaudited)

Top Five States as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	22.5	15.6
Florida	13.4	11.2
Texas	8.7	10.5
California	8.2	9.1
New York	5.5	6.2

Top Five Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	32.8	33.0
Transportation	26.4	22.7
Health Care	16.2	14.1
Education	6.3	8.1
Electric Utilities	5.1	5.2

Quality Diversification (% of fund's net assets)

As of October 31, 2017
AAA	2.8%
AA,A	72.5%
BBB	19.4%
BB and Below	2.7%
Not Rated	2.3%
Short-Term Investments and Net Other Assets	0.3%

As of April 30, 2017
AAA	6.7%
AA,A	72.4%
BBB	16.2%
BB and Below	0.5%
Not Rated	2.2%
Short-Term Investments and Net Other Assets	2.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments October 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 99.7%
	Principal Amount	Value
Alabama - 0.1%
Montgomery Med. Clinic Facilities 5% 3/1/33	1,000,000	1,102,210
Alaska - 0.3%
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/35	2,600,000	3,009,448
Arizona - 0.9%
Arizona Ctfs. of Prtn. Series 2010 A:
5.25% 10/1/26 (FSA Insured)	$500,000	$537,405
5.25% 10/1/28 (FSA Insured)	1,600,000	1,719,376
Glendale Gen. Oblig. Series 2017, 5% 7/1/28	2,755,000	3,350,879
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (a)	155,000	156,857
6% 1/1/48 (a)	755,000	768,228
Maricopa County Poll. Cont. Rev. (Southern California Edison Co. Proj.) Series 2000 A, 5% 6/1/35	700,000	755,118
Salt Verde Finl. Corp. Sr. Gas Rev.:
Series 2007, 5.5% 12/1/29	1,000,000	1,237,990
5.25% 12/1/22	1,500,000	1,726,545
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	205,000	219,496

TOTAL ARIZONA		10,471,894

California - 8.2%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (b)	1,980,000	2,078,465
Series B, 2.85%, tender 4/1/25 (b)	1,620,000	1,701,000
Series C, 2.1%, tender 4/1/22 (b)	1,510,000	1,539,672
California Gen. Oblig.:
Series 2016, 5% 9/1/29	630,000	764,656
Series 2017, 5.25% 3/1/38 (Pre-Refunded to 3/1/18 @ 100)	215,000	218,049
5% 8/1/29	1,590,000	1,928,352
5% 9/1/31	1,440,000	1,729,944
5.25% 12/1/33	20,000	20,072
5.25% 4/1/35	2,200,000	2,545,950
5.25% 11/1/40	700,000	781,900
5.5% 8/1/30	2,000,000	2,066,500
5.5% 3/1/40	1,000,000	1,096,570
5.6% 3/1/36	400,000	441,104
6% 4/1/38	5,300,000	5,662,520
6% 11/1/39	9,570,000	10,485,849
California Health Facilities Fing. Auth. Rev. (Providence Health and Svcs. Proj.) Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	25,000	26,259
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	2,400,000	2,801,832
(Dept. of Forestry & Fire Protection Proj.) Series 2007 E:
5% 11/1/19	1,600,000	1,605,424
5% 11/1/21	1,760,000	1,765,931
(Office of Emergency Svcs. Proj.) Series 2007 A, 5% 3/1/22	1,000,000	1,003,490
(Various Cap. Projs.):
Series 2012 A, 5% 4/1/24	3,190,000	3,678,357
Series 2012 G, 5% 11/1/24	650,000	761,527
California Statewide Cmntys. Dev. Auth. Series 2016:
3.25% 5/15/31	520,000	528,154
5% 5/15/29	1,250,000	1,481,475
5% 5/15/30	1,000,000	1,177,630
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,835,000	1,181,391
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/21	465,000	521,353
5% 6/1/22	650,000	741,052
5% 6/1/23	745,000	861,175
5% 6/1/24	420,000	489,434
Long Beach Unified School District Series 2009, 5.5% 8/1/29	60,000	64,479
Los Angeles Dept. Arpt. Rev. Series 2016 B:
5% 5/15/32 (c)	1,830,000	2,136,800
5% 5/15/33 (c)	1,620,000	1,883,574
5% 5/15/46 (c)	6,400,000	7,285,248
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C, 5% 3/1/25	1,455,000	1,665,087
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	1,000,000	1,071,870
Oakland Gen. Oblig. Series 2012, 5% 1/15/24	2,500,000	2,791,700
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,000,000	618,920
Series B, 0% 8/1/39	3,700,000	1,656,379
Poway Unified School District Pub. Fing. 5% 9/1/24	1,000,000	1,164,240
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	800,000	619,264
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/28	2,200,000	2,548,766
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	1,000,000	1,067,380
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	2,200,000	2,549,998
San Diego Unified School District Series 2008 E, 0% 7/1/47 (d)	1,300,000	884,390
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2014 A, 5% 5/1/44 (c)	2,200,000	2,459,358
San Jose Int'l. Arpt. Rev. Series 2017 A:
5% 3/1/20 (c)	2,080,000	2,257,570
5% 3/1/23 (c)	1,500,000	1,745,385
5% 3/1/24 (c)	1,700,000	2,011,780
5% 3/1/26 (c)	1,750,000	2,106,300
San Marcos Unified School District Series 2010 B, 0% 8/1/47	8,365,000	2,660,237
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	961,550
Univ. of California Revs. Series 2017 AV, 5% 5/15/36	675,000	804,749
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	1,000,000	1,211,420
Washington Township Health Care District Rev. Series 2010 A, 5.25% 7/1/30	1,100,000	1,182,753
West Contra Costa Unified School District Series 2012, 5% 8/1/26	2,000,000	2,316,560

TOTAL CALIFORNIA		99,410,844

Colorado - 1.0%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/36	1,300,000	1,345,019
5% 9/1/46	1,300,000	1,439,893
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) Series B, 0% 7/15/20 (Escrowed to Maturity)	1,200,000	1,150,032
Colorado Health Facilities Auth. Rev. (Valley View Hosp. Proj.) Series 2008, 5.75% 5/15/36	2,000,000	2,038,660
Colorado Univ. Co. Hosp. Auth. Rev. Bonds:
Series 2017C-1, 4%, tender 3/1/20 (b)	2,155,000	2,259,345
Series 2017C-2, 5%, tender 3/1/22 (b)	1,615,000	1,814,356
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,438,275
Series 2010 C, 5.25% 9/1/25	1,000,000	1,099,130

TOTAL COLORADO		12,584,710

Connecticut - 0.3%
Connecticut Health & Edl. Facilities Auth. Rev. Series 2016 K, 4% 7/1/46	1,520,000	1,509,679
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (c)	2,190,000	2,224,887

TOTAL CONNECTICUT		3,734,566

District Of Columbia - 1.5%
District of Columbia Gen. Oblig. Series 2017 A:
5% 6/1/33	900,000	1,080,432
5% 6/1/34	1,300,000	1,553,318
District of Columbia Rev. Series B, 4.75% 6/1/32	500,000	533,755
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A, 5% 10/1/22 (c)	1,450,000	1,675,388
Series 2014 A, 5% 10/1/23 (c)	1,990,000	2,333,514
Series 2017 A:
5% 10/1/28 (c)	2,785,000	3,395,695
5% 10/1/29 (c)	1,200,000	1,452,576
5% 10/1/30 (c)	1,050,000	1,263,864
5% 10/1/31 (c)	1,450,000	1,735,563
5% 10/1/42 (c)	1,000,000	1,155,530
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/31	1,875,000	2,276,944

TOTAL DISTRICT OF COLUMBIA		18,456,579

Florida - 13.4%
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/26	750,000	897,338
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (c)	965,000	1,103,719
Series A:
5% 10/1/23 (c)	1,425,000	1,654,539
5% 10/1/28 (c)	500,000	580,280
5% 10/1/31 (c)	1,000,000	1,147,520
5% 10/1/32 (c)	400,000	456,884
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	670,000	811,350
Series 2012 A, 5% 7/1/24	4,400,000	5,050,408
Series 2015 A:
5% 7/1/24	325,000	388,450
5% 7/1/26	1,200,000	1,434,804
5% 7/1/27	1,000,000	1,187,920
Series 2015 B, 5% 7/1/24	815,000	974,112
Series 2016, 5% 7/1/32	430,000	504,480
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	2,560,000	2,881,536
Duval County School Board Ctfs. of Prtn.:
Series 2015 B, 5% 7/1/28	2,060,000	2,439,164
Series 2016 A:
5% 7/1/31	1,305,000	1,523,366
5% 7/1/33	1,340,000	1,546,400
Florida Board of Ed. Pub. Ed. Cap. Outlay Series A, 5.5% 6/1/38 (Pre-Refunded to 6/1/18 @ 101)	400,000	414,128
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	1,000,000	1,120,490
Series 2015 C, 5% 10/1/40	1,000,000	1,096,360
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	350,000	417,673
5% 10/1/31	380,000	452,135
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	600,000	679,926
Gainesville Utils. Sys. Rev. Series 2017 A, 5% 10/1/30 (e)	3,190,000	3,885,516
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016:
5% 10/1/20 (c)	200,000	220,486
5% 10/1/21 (c)	1,545,000	1,747,905
5% 10/1/22 (c)	1,000,000	1,151,870
5% 10/1/23 (c)	2,545,000	2,990,528
Series 2017 A:
5% 10/1/23 (c)	1,600,000	1,880,096
5% 10/1/30 (c)	1,270,000	1,516,456
5% 10/1/31 (c)	1,720,000	2,042,276
5% 10/1/32 (c)	1,345,000	1,588,082
5% 10/1/33 (c)	1,995,000	2,342,409
5% 10/1/34 (c)	1,195,000	1,396,381
5% 10/1/35 (c)	1,580,000	1,840,368
5% 10/1/36 (c)	1,495,000	1,735,815
5% 10/1/37 (c)	1,245,000	1,442,084
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	205,000	218,946
5% 6/1/24	275,000	321,560
5% 6/1/26	250,000	293,100
5% 6/1/46	425,000	462,392
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.) Series 2008 B, 6% 11/15/37	2,000,000	2,173,960
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	1,000,000	1,145,270
Lake County School Board Ctfs. of Prtn. Series 2014 A, 5% 6/1/30 (FSA Insured)	600,000	681,132
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (c)	1,050,000	1,165,994
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	1,500,000	1,660,110
Series 2010, 5.5% 10/1/30	760,000	849,353
Series 2012 A:
5% 10/1/21 (c)	1,900,000	2,141,794
5% 10/1/22 (c)	1,000,000	1,146,280
5% 10/1/31 (c)	1,500,000	1,673,100
Series 2014 A:
5% 10/1/28 (c)	1,000,000	1,161,940
5% 10/1/36 (c)	3,100,000	3,490,631
5% 10/1/37	1,825,000	2,076,978
Series 2015 A, 5% 10/1/35 (c)	2,100,000	2,370,228
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/23	750,000	868,493
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	500,000	563,190
Series 2014 B, 5% 7/1/28	1,000,000	1,167,250
Series A:
5% 7/1/32	4,300,000	5,005,157
5% 7/1/33	3,650,000	4,224,291
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A:
5% 5/1/27 (FSA Insured)	780,000	921,913
5% 5/1/29	4,075,000	4,743,341
Series 2015 B:
5% 5/1/27	4,650,000	5,496,021
5% 5/1/28	2,530,000	2,959,974
Series 2016 A, 5% 5/1/30	3,620,000	4,230,441
Series 2016 B, 5% 8/1/26	1,595,000	1,931,593
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/42	300,000	338,736
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/22 (FSA Insured)	4,000,000	4,693,440
North Brevard County Hosp. District Rev. 5.75% 10/1/38	600,000	618,432
Orange County Health Facilities Auth. Series 2012 A, 5% 10/1/42	2,350,000	2,590,617
Orange County School Board Ctfs. of Prtn.:
Series 2015 C, 5% 8/1/30	1,500,000	1,764,885
Series 2016 C, 5% 8/1/33	3,770,000	4,428,544
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/34 (c)	4,505,000	5,167,055
5% 10/1/35 (c)	4,745,000	5,426,429
5% 10/1/36 (c)	4,980,000	5,678,594
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23	80,000	91,702
5% 12/1/24	155,000	179,891
5% 12/1/31	500,000	554,935
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/22	2,000,000	2,311,600
Series 2015 D:
5% 8/1/28	680,000	805,875
5% 8/1/29	2,330,000	2,752,266
5% 8/1/30	2,405,000	2,825,995
5% 8/1/31	2,415,000	2,828,472
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	1,500,000	1,799,295
5% 10/1/29	1,000,000	1,183,620
5% 10/1/32	1,165,000	1,359,718
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6% 4/1/29	1,400,000	1,472,632
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	1,100,000	1,197,460
Series 2015 A, 5% 12/1/40	300,000	325,566
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	410,000	467,462
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A, 5% 8/1/29 (Build America Mutual Assurance Insured)	1,000,000	1,172,220
(Master Lease Prog.) Series 2014 B, 5% 8/1/26	340,000	403,362

TOTAL FLORIDA		162,126,489

Georgia - 1.4%
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997 1, 2.05%, tender 11/19/21 (b)	2,000,000	1,996,900
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (b)	1,120,000	1,121,030
Colquitt County Dev. Auth. Rev.:
Series A, 0% 12/1/21 (Escrowed to Maturity)	1,100,000	1,026,993
Series C, 0% 12/1/21 (Escrowed to Maturity)	1,800,000	1,680,534
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	1,400,000	1,534,652
6.125% 9/1/40	2,385,000	2,590,420
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/30	800,000	898,432
5% 4/1/44	3,815,000	4,152,513
Washington Wilkes Payroll Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	2,310,000	2,165,440

TOTAL GEORGIA		17,166,914

Hawaii - 0.8%
Hawaii Arpts. Sys. Rev. Series 2015 A, 5% 7/1/45 (c)	5,370,000	6,041,519
Hawaii Gen. Oblig. Series 2017 FK, 5% 5/1/33	1,700,000	2,047,752
State of Hawaii Dept. of Trans. Series 2013, 5% 8/1/22 (c)	1,575,000	1,806,383

TOTAL HAWAII		9,895,654

Idaho - 0.2%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A, 6.75% 11/1/37	1,200,000	1,258,740
Series 2015 ID, 5% 12/1/24	1,000,000	1,202,670

TOTAL IDAHO		2,461,410

Illinois - 22.3%
Chicago Board of Ed.:
Series 1999 A:
0% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	974,130
5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	470,000	512,718
Series 2008 C:
5.25% 12/1/23	360,000	362,426
5.25% 12/1/24	245,000	246,291
Series 2010 F, 5% 12/1/20	195,000	199,627
Series 2011 A:
5% 12/1/41	2,190,000	2,162,735
5.25% 12/1/41	605,000	593,620
Series 2012 A, 5% 12/1/42	1,415,000	1,397,015
Series 2015 C, 5.25% 12/1/39	300,000	294,981
Series 2016 B, 6.5% 12/1/46	150,000	170,238
Series 2017 A, 7% 12/1/46 (a)	600,000	710,820
Chicago Midway Arpt. Rev.:
Series 2014 A, 5% 1/1/28 (c)	4,200,000	4,793,628
Series 2016 A, 5% 1/1/28 (c)	2,000,000	2,330,160
Series 2016 B:
5% 1/1/36	400,000	456,908
5% 1/1/37	500,000	570,750
5% 1/1/46	2,175,000	2,444,265
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	2,335,000	2,708,530
Series 2012 A, 5% 1/1/22 (c)	1,140,000	1,286,661
Series 2013 D, 5% 1/1/27	2,200,000	2,505,998
Series 2015 A:
5% 1/1/25 (c)	905,000	1,066,162
5% 1/1/31 (c)	1,040,000	1,180,317
5% 1/1/32 (c)	2,100,000	2,373,189
Series 2015 C, 5% 1/1/24 (c)	1,435,000	1,667,183
Series 2016 B, 5% 1/1/34	1,200,000	1,382,916
Series 2016 C:
5% 1/1/33	540,000	624,440
5% 1/1/34	625,000	720,269
Series 2016 G, 5% 1/1/42 (c)	700,000	787,521
Series 2017 B:
5% 1/1/35	400,000	465,060
5% 1/1/37	1,515,000	1,752,188
Series 2017 C:
5% 1/1/30	600,000	715,104
5% 1/1/31	600,000	710,814
5% 1/1/32	650,000	766,006
Series 2017 D:
5% 1/1/28 (c)	595,000	701,713
5% 1/1/29 (c)	1,075,000	1,260,212
5% 1/1/34 (c)	800,000	914,920
5% 1/1/35 (c)	600,000	684,144
5% 1/1/36 (c)	730,000	829,893
5% 1/1/37 (c)	400,000	455,076
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	5,000,000	5,531,200
Series 2017, 5% 12/1/46	700,000	756,714
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	405,000	459,630
5% 6/1/23	360,000	414,698
5% 6/1/24	305,000	354,614
5% 6/1/25	305,000	356,206
5% 6/1/26	245,000	287,691
Cmnty. College District #525 Gen. Oblig.:
5.75% 6/1/28	625,000	640,988
5.75% 6/1/28 (Pre-Refunded to 6/1/18 @ 100)	375,000	385,061
Cook County Forest Preservation District Series 2012 C, 5% 12/15/21	1,000,000	1,085,410
Cook County Gen. Oblig.:
Series 2006 B, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,003,000
Series 2010 A:
5.25% 11/15/22	690,000	752,328
5.25% 11/15/33	3,250,000	3,490,988
Series 2012 C, 5% 11/15/24	1,700,000	1,899,920
Series 2016 A:
5% 11/15/27	1,560,000	1,821,456
5% 11/15/28	1,900,000	2,203,696
5% 11/15/30	1,000,000	1,147,030
Grundy & Will Cntys Cmnty. Series 2017, 5% 2/1/25	900,000	1,066,608
Illinois Fin. Auth. Rev.:
( Bradley Univ. Proj.) Series 2017 C, 5% 8/1/30	620,000	718,419
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	1,200,000	1,288,068
(Depaul Univ. Proj.) Series 2016 A:
5% 10/1/30	1,000,000	1,178,510
5% 10/1/35	2,000,000	2,300,660
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5.375% 5/15/25	5,000,000	5,429,450
5.375% 5/15/30	1,110,000	1,187,833
(Presence Health Proj.) Series 2016 C:
5% 2/15/25	230,000	264,604
5% 2/15/26	600,000	694,584
5% 2/15/29	605,000	693,953
(Provena Health Proj.) Series 2010 A, 6% 5/1/28 (Pre-Refunded to 5/1/20 @ 100)	2,700,000	3,013,659
(Rosalind Franklin Unversity Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	195,000	213,114
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	500,000	558,510
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	350,000	357,749
Bonds (Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (b)	440,000	442,605
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	545,000	597,293
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	360,000	396,562
Series 2011 L, 5% 12/1/22	395,000	450,865
Series 2012 A:
5% 5/15/20	500,000	542,450
5% 5/15/23	300,000	339,420
Series 2012:
4% 9/1/32	1,315,000	1,306,216
5% 9/1/32	1,900,000	2,022,094
5% 9/1/38	2,300,000	2,409,250
5% 11/15/43	820,000	867,913
Series 2013:
5% 11/15/24	500,000	566,730
5% 11/15/27	100,000	111,552
5% 5/15/43	1,700,000	1,800,946
Series 2014, 5% 8/1/38	2,400,000	2,705,736
Series 2015 A:
5% 11/15/21	600,000	676,866
5% 11/15/45	455,000	496,833
Series 2015 C:
5% 8/15/35	1,035,000	1,125,977
5% 8/15/44	5,600,000	5,994,352
Series 2016 A:
5% 8/15/22	1,000,000	1,105,890
5% 7/1/24	1,395,000	1,633,015
5% 7/1/31	510,000	579,890
5% 7/1/33	650,000	731,725
5% 7/1/34	400,000	448,688
5% 8/15/35	510,000	554,135
5% 8/15/36	2,035,000	2,204,780
5.25% 8/15/31	600,000	677,346
Series 2016 B, 5% 8/15/32	5,000,000	5,727,500
Series 2016 C:
3.75% 2/15/34	290,000	286,503
4% 2/15/36	1,040,000	1,065,106
4% 2/15/41	1,105,000	1,120,360
5% 2/15/24	135,000	153,757
5% 2/15/30	3,000,000	3,415,200
5% 2/15/31	400,000	451,940
5% 2/15/41	1,800,000	1,986,858
Series 2017 A, 5% 8/1/42	175,000	192,561
Series 2017:
5% 1/1/22	1,705,000	1,944,979
5% 7/1/29	2,330,000	2,806,462
5% 7/1/31	2,080,000	2,479,027
5% 7/1/33	1,360,000	1,605,126
5% 7/1/34	1,120,000	1,314,936
5% 7/1/35	1,000,000	1,173,170
Illinois Gen. Oblig.:
Series 2006:
5% 1/1/19	1,000,000	1,036,900
5.5% 1/1/31	1,400,000	1,574,958
Series 2010:
5% 1/1/18	1,900,000	1,910,564
5% 1/1/21 (FSA Insured)	500,000	527,515
5% 1/1/23 (FSA Insured)	1,300,000	1,367,574
Series 2012 A, 4% 1/1/23	505,000	522,008
Series 2012:
5% 8/1/19	465,000	490,222
5% 8/1/21	400,000	428,136
5% 3/1/23	1,000,000	1,074,300
5% 8/1/23	700,000	759,129
5% 3/1/28	220,000	231,607
Series 2013:
5% 1/1/22	2,925,000	3,051,565
5.5% 7/1/24	1,000,000	1,102,440
5.5% 7/1/25	975,000	1,079,101
Series 2014:
5% 2/1/22	1,060,000	1,139,087
5% 4/1/28	200,000	214,954
5% 5/1/32	500,000	531,005
5.25% 2/1/31	435,000	468,256
Series 2016:
5% 11/1/20	935,000	995,682
5% 2/1/23	360,000	389,246
5% 2/1/24	2,005,000	2,168,849
5% 6/1/25	1,515,000	1,649,335
5% 11/1/25	600,000	653,568
5% 6/1/26	210,000	228,780
5% 2/1/27	1,490,000	1,628,227
5% 2/1/28	1,200,000	1,309,368
5% 2/1/29	1,125,000	1,224,788
Series 2017 D:
5% 11/1/22 (e)	4,230,000	4,571,869
5% 11/1/23 (e)	4,430,000	4,810,626
5% 11/1/24 (e)	6,200,000	6,719,560
5% 11/1/25 (e)	6,200,000	6,752,544
5% 11/1/26 (e)	4,430,000	4,827,725
5% 2/1/26	415,000	447,706
Illinois Health Facilities Auth. Rev. (Delnor-Cmnty. Hosp. Proj.):
Series 2002 D, 5.25% 5/15/32 (FSA Insured)	2,000,000	2,032,660
5.25% 5/15/32 (FSA Insured)	360,000	365,782
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/26	6,000,000	7,105,980
5% 2/1/31	795,000	927,463
Illinois Sales Tax Rev.:
Series 2016 A:
4% 6/15/30	1,760,000	1,847,666
4% 6/15/32	400,000	414,760
Series 2016 D, 4% 6/15/30	3,120,000	3,275,407
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A:
5% 1/1/37	700,000	800,856
5% 1/1/40	2,300,000	2,616,135
Series 2015 B, 5% 1/1/40	1,300,000	1,473,888
Series 2016 A:
5% 12/1/31	400,000	466,352
5% 12/1/32	2,400,000	2,784,768
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/19 (FSA Insured)	2,000,000	1,929,680
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/17 (AMBAC Insured)	905,000	904,059
6.5% 1/1/20 (AMBAC Insured)	385,000	425,737
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016, 5% 2/1/36	3,400,000	3,848,290
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,805,000	1,682,224
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	800,000	684,736
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1994 A, 0% 6/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,710,000	3,573,398
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	849,670
Series 2002 A:
0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,900,000	3,554,514
0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,080,000	495,385
Series 2010 B1:
0% 6/15/43 (FSA Insured)	5,310,000	1,794,355
0% 6/15/44 (FSA Insured)	4,700,000	1,518,429
0% 6/15/45 (FSA Insured)	2,600,000	802,880
0% 6/15/47 (FSA Insured)	2,085,000	587,928
Series 2012 B, 0% 12/15/51	1,900,000	271,909
Series A:
0% 6/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,265,000	1,115,566
0% 12/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,090,000	2,473,545
Series 2002 A:
0% 12/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,730,000	2,988,195
0% 12/15/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,540,000	763,594
Series 2002, 0% 12/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,705,000	2,336,632
Quincy Hosp. Rev. Series 2007, 5% 11/15/18	1,000,000	1,003,210
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 1999 A, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,600,000	1,518,048
Series 2010 A:
5% 4/1/25	1,000,000	1,077,950
5.25% 4/1/30	1,000,000	1,079,640
Series 2013:
6% 10/1/42	900,000	1,026,963
6.25% 10/1/38	900,000	1,045,224
Will County Cmnty. Unit School District #365-U:
Series 2007 B, 0% 11/1/26 (FSA Insured)	1,090,000	838,265
Series 2012, 0% 11/1/25	790,000	625,546
0% 11/1/19 (Escrowed to Maturity)	790,000	767,991
0% 11/1/19 (FSA Insured)	5,085,000	4,906,211

TOTAL ILLINOIS		268,336,278

Indiana - 1.9%
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2009 A, 5.25% 11/1/39	1,000,000	1,072,100
Indiana Fin. Auth. Rev.:
(Trinity Health Cr. Group Proj.) Series 2009 A, 5.25% 12/1/38	2,000,000	2,141,180
Series 2012:
5% 3/1/30	675,000	744,977
5% 3/1/41	1,290,000	1,396,502
Series 2015 A, 5.25% 2/1/32	1,040,000	1,245,119
Series 2016:
5% 9/1/23	450,000	523,935
5% 9/1/26	225,000	270,700
5% 9/1/27	650,000	775,548
5% 9/1/29	500,000	586,630
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A, 5% 10/1/24	400,000	463,812
Series 2015 A:
5% 10/1/28	1,000,000	1,170,270
5% 10/1/45	3,940,000	4,545,539
Indianapolis Local Pub. Impt. Series 2016:
4% 1/1/34 (c)	1,000,000	1,041,610
5% 1/1/21 (c)	810,000	898,590
5% 1/1/22 (c)	1,590,000	1,801,406
5% 1/1/23 (c)	600,000	690,102
Purdue Univ. Ctfs. of Prtn. Series 2016 A, 5% 7/1/30	3,000,000	3,593,820

TOTAL INDIANA		22,961,840

Kansas - 0.7%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 C, 5.75% 11/15/38	1,900,000	2,064,825
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A, 5% 9/1/26	1,950,000	2,234,486
Series 2016 A:
5% 9/1/40	1,400,000	1,603,518
5% 9/1/45	1,800,000	2,050,848

TOTAL KANSAS		7,953,677

Kentucky - 0.2%
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	500,000	574,430
5.75% 10/1/38	1,355,000	1,557,545

TOTAL KENTUCKY		2,131,975

Louisiana - 1.0%
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/25	185,000	222,102
5% 12/15/26	1,000,000	1,212,700
5% 12/15/29	1,085,000	1,283,577
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/27 (c)	1,400,000	1,644,272
5% 1/1/30 (c)	2,335,000	2,695,758
5% 1/1/40 (c)	1,400,000	1,562,036
Series 2017 B:
5% 1/1/28 (c)	245,000	293,767
5% 1/1/34 (c)	215,000	248,847
Series 2007 A, 5.25% 1/1/19 (Pre-Refunded to 1/1/18 @ 100) (c)	1,570,000	1,580,346
Series 2017 D2:
5% 1/1/31 (c)	340,000	399,177
5% 1/1/33 (c)	1,025,000	1,191,716

TOTAL LOUISIANA		12,334,298

Maine - 1.4%
Maine Health & Higher Ed. Facilities Auth. Rev. (Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	705,000	727,384
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2008 D, 5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	330,000	340,095
Series 2016 A:
4% 7/1/41	455,000	405,601
4% 7/1/46	625,000	543,163
5% 7/1/41	1,800,000	1,875,690
5% 7/1/46	5,105,000	5,293,579
Series 2017 B:
4% 7/1/25	450,000	503,798
4% 7/1/31	700,000	746,809
4% 7/1/32	500,000	528,740
4% 7/1/34	1,010,000	1,058,672
5% 7/1/26	325,000	391,300
5% 7/1/28	510,000	611,572
5% 7/1/29	400,000	475,532
5% 7/1/33	1,000,000	1,160,290
5% 7/1/35	760,000	875,642
Series 2017 D, 5.75% 7/1/38	165,000	169,924
Maine Tpk. Auth. Tpk. Rev. Series 2015, 5% 7/1/38	670,000	764,557

TOTAL MAINE		16,472,348

Maryland - 0.7%
Baltimore Proj. Rev. (Wtr. Projs.) Series 2009 A:
5.375% 7/1/34 (Pre-Refunded to 7/1/19 @ 100)	185,000	197,843
5.375% 7/1/34 (Pre-Refunded to 7/1/19 @ 100)	315,000	337,138
City of Westminster Series 2016:
5% 11/1/27	1,000,000	1,143,120
5% 11/1/31	1,245,000	1,397,264
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D, 5% 3/31/41 (c)	1,815,000	2,032,147
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Anne Arundel Med. Ctr., MD Proj.) Series 2017 A, 4% 7/1/33 (e)	750,000	790,568
(Univ. of Maryland Med. Sys. Proj.) Series 2008 F, 5.25% 7/1/21	1,000,000	1,028,260
(Upper Chesapeake Hosp. Proj.) Series 2008 C, 5.5% 1/1/18 (Escrowed to Maturity)	130,000	130,943
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	500,000	556,710
Series 2016 A:
4% 7/1/42	275,000	275,789
5% 7/1/35	120,000	132,592
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24 (e)	350,000	350,504
3% 11/1/25 (e)	260,000	260,372
5% 11/1/30 (e)	90,000	100,792

TOTAL MARYLAND		8,734,042

Massachusetts - 1.6%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A:
5% 7/1/40	310,000	356,506
5% 7/1/45	305,000	349,170
Massachusetts Dev. Fin. Agcy. Rev.:
(Tufts Med. Ctr. Proj.) Series 2011, 6.75% 1/1/36	395,000	451,710
(Wentworth Institute of Technology Proj.) Series 2017, 5% 10/1/28	1,055,000	1,218,936
Series 2011, 6.75% 1/1/36 (Pre-Refunded to 1/1/21 @ 100)	605,000	706,459
Massachusetts Edl. Fing. Auth. Rev. Series 2017 B, 4.25% 7/1/46 (c)	1,985,000	1,987,759
Massachusetts Gen. Oblig.:
Series 2016 A, 5% 3/1/46	445,000	509,467
Series 2016 B, 5% 7/1/31	470,000	563,032
Series 2017 A, 5% 4/1/33	4,345,000	5,210,698
Series 2017 D:
5% 2/1/33	1,345,000	1,608,755
5% 2/1/34	2,455,000	2,929,748
Massachusetts Port Auth. Rev. Series 2016 B, 5% 7/1/43 (c)	3,185,000	3,610,516

TOTAL MASSACHUSETTS		19,502,756

Michigan - 2.0%
Detroit Swr. Disp. Rev. Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	385,000	396,908
Grand Rapids Pub. Schools Series 2016, 5% 5/1/26 (FSA Insured)	3,065,000	3,716,251
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	500,000	565,680
Michigan Bldg. Auth. Rev.:
(Facilities Prog.):
Series 2015 I, 5% 4/15/30	5,000,000	5,892,450
Series 2016 I, 5% 4/15/24	295,000	351,274
5% 4/15/33	2,500,000	2,907,075
Michigan Fin. Auth. Rev.:
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	1,150,000	1,283,136
5% 6/1/21 (Escrowed to Maturity)	350,000	394,240
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	500,000	577,180
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	1,100,000	1,269,796
Series 2012, 5% 11/15/42	2,175,000	2,403,179
Michigan Hosp. Fin. Auth. Rev.:
Bonds (Ascension Health Cr. Group Proj.) Series F5:
1.9%, tender 4/1/21 (b)	1,855,000	1,866,835
2.4%, tender 3/15/23 (b)	1,395,000	1,419,050
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	80,000	84,329
Portage Pub. Schools Series 2016, 5% 11/1/33	1,130,000	1,313,128

TOTAL MICHIGAN		24,440,511

Minnesota - 0.5%
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B, 4% 3/1/20	1,620,000	1,644,737
Maple Grove Health Care Sys. Rev. Series 2017:
4% 5/1/21	500,000	539,415
5% 5/1/25	800,000	946,760
Minneapolis Health Care Sys. Rev.:
6.5% 11/15/38	845,000	888,002
6.5% 11/15/38 (Pre-Refunded to 11/15/18 @ 100)	155,000	163,632
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	1,195,000	1,396,883

TOTAL MINNESOTA		5,579,429

Missouri - 0.3%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/30	700,000	791,868
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	200,000	207,566
3.25% 2/1/28	200,000	208,136
4% 2/1/40	100,000	103,231
5% 2/1/29	1,240,000	1,446,609
5% 2/1/36	400,000	452,556

TOTAL MISSOURI		3,209,966

Nebraska - 0.4%
Central Plains Energy Proj. Rev. (Nebraska Gas Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.500% 1.382% 12/1/17 (b)(f)	555,000	554,989
Nebraska Pub. Pwr. District Rev. Series 2016 B, 5% 1/1/40	1,130,000	1,297,816
Omaha Arpt. Auth. Arpt. Rev.:
Series 2017 A:
5% 12/15/22 (c)	750,000	865,665
5% 12/15/23 (c)	750,000	879,915
5% 12/15/31 (c)	785,000	922,430
Series 2017 C, 5% 12/15/21 (c)	410,000	466,408

TOTAL NEBRASKA		4,987,223

Nevada - 1.6%
Clark County Arpt. Rev. (Sub Lien Proj.) Series 2017 A-1:
5% 7/1/20 (c)	1,375,000	1,503,961
5% 7/1/21 (c)	1,370,000	1,540,291
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. (Clark County Arpt. Rev. Proj.) Series 2017 B:
5% 7/1/20 (c)	1,960,000	2,143,828
5% 7/1/21 (c)	2,405,000	2,703,942
5% 7/1/22 (c)	2,250,000	2,576,070
5% 7/1/23 (c)	3,000,000	3,498,840
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 B, 5% 6/1/36	4,530,000	5,323,158

TOTAL NEVADA		19,290,090

New Hampshire - 0.6%
New Hampshire Health & Ed. Facilities Auth.:
Series 2017 A, 5.25% 7/1/27 (a)	100,000	102,365
Series 2017 B, 4.125% 7/1/24 (a)	400,000	401,932
Series 2017 C, 3.5% 7/1/22 (a)	130,000	130,519
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/32	400,000	414,100
5% 7/1/27	500,000	554,225
Series 2016:
3% 10/1/20	110,000	113,889
4% 10/1/38	510,000	518,410
5% 10/1/22	1,055,000	1,189,228
5% 10/1/29	2,675,000	3,043,562
5% 10/1/38	1,200,000	1,319,400

TOTAL NEW HAMPSHIRE		7,787,630

New Jersey - 5.2%
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	2,585,000	2,923,454
Series 2017 B:
5% 11/1/23	7,200,000	8,073,144
5% 11/1/24	2,800,000	3,160,500
Series 2009 AA, 5.5% 12/15/29	330,000	345,929
Series 2013 NN, 5% 3/1/27	11,810,000	12,885,991
Series 2013:
5% 3/1/23	3,270,000	3,640,949
5% 3/1/24	3,000,000	3,313,650
5% 3/1/25	300,000	329,496
Series 2015 XX, 5% 6/15/22	640,000	707,904
Series 2016 BBB:
5% 6/15/21	1,000,000	1,093,230
5% 6/15/22	1,620,000	1,791,882
5% 6/15/23	2,600,000	2,904,018
6% 12/15/34 (Pre-Refunded to 12/15/18 @ 100)	25,000	26,379
New Jersey Edl. Facility Series 2016 A, 5% 7/1/31	1,000,000	1,131,180
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/20	500,000	539,930
5% 7/1/21	65,000	71,781
5% 7/1/22	65,000	73,024
5% 7/1/23	230,000	261,747
5% 7/1/24	180,000	207,340
5% 7/1/25	195,000	226,588
5% 7/1/26	65,000	75,876
5% 7/1/27	100,000	115,817
5% 7/1/28	365,000	426,995
5% 7/1/29	700,000	799,778
5% 7/1/30	275,000	311,740
New Jersey Trans. Trust Fund Auth.:
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	452,744
Series 2010 D, 5.25% 12/15/23	6,305,000	7,187,006
Series 2014 AA, 5% 6/15/23	5,250,000	5,878,425
Series 2016 A:
5% 6/15/27	400,000	454,496
5% 6/15/29	1,650,000	1,853,610
Series 2016 A-2, 5% 6/15/23	1,050,000	1,179,759

TOTAL NEW JERSEY		62,444,362

New Mexico - 0.2%
New Mexico Edl. Assistance Foundation Series 2010 A1, 5% 12/1/19	2,000,000	2,150,960
New York - 5.5%
Dorm. Auth. New York Univ. Rev.:
Series 2017 4% 12/1/20 (a)	1,000,000	1,053,320
Series 2017:
4% 12/1/21 (a)	1,100,000	1,170,653
5% 12/1/22 (a)	1,700,000	1,899,835
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	1,075,000	1,224,651
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	3,400,000	3,816,738
New York City Gen. Oblig.:
Series 2009, 5.625% 4/1/29	25,000	26,539
Series 2012 A1, 5% 8/1/24	1,300,000	1,467,700
Series 2012 E, 5% 8/1/24	5,000,000	5,715,150
Series 2012 G1, 5% 4/1/25	2,500,000	2,866,550
Series 2014 J, 5% 8/1/23	1,425,000	1,677,995
Series 2015 C, 5% 8/1/27	700,000	836,311
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2009 CC, 5% 6/15/34	2,100,000	2,152,521
Series 2011 EE, 5.375% 6/15/43	4,000,000	4,474,480
Series 2013 CC, 5% 6/15/47	4,000,000	4,559,360
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S3:
5.25% 1/15/34	2,500,000	2,623,275
5.25% 1/15/39	1,000,000	1,048,690
Series 2015 S1, 5% 7/15/43	5,000,000	5,730,350
Series 2015 S2, 5% 7/15/35	1,770,000	2,071,466
New York City Transitional Fin. Auth. Rev. Series 2015 E1, 5% 2/1/41	510,000	585,633
New York Dorm. Auth. Sales Tax Rev. Series 2016 A:
5% 3/15/31	1,830,000	2,212,909
5% 3/15/32	800,000	962,424
5% 3/15/34	1,300,000	1,549,080
New York Metropolitan Trans. Auth. Rev.:
Series 2010 D, 5.25% 11/15/40	1,400,000	1,549,520
Series 2012 D, 5% 11/15/25	4,600,000	5,332,090
Series 2014 B, 5% 11/15/44	1,500,000	1,713,165
Series 2015 A1, 5% 11/15/45	2,600,000	2,970,994
Series 2016, 6.5% 11/15/28	190,000	200,845
New York State Dorm. Auth. Series A, 5% 2/15/34	55,000	57,485
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	2,100,000	2,311,911
Rockland County Gen. Oblig. Series 2014 A, 4% 3/1/23 (FSA Insured)	1,125,000	1,238,209
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	1,000,000	1,166,880

TOTAL NEW YORK		66,266,729

North Carolina - 0.8%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A, 5% 7/1/29	1,000,000	1,222,070
Series 2017 B:
5% 7/1/20 (c)	200,000	219,144
5% 7/1/21 (c)	210,000	236,424
5% 7/1/22 (c)	150,000	172,247
5% 7/1/23 (c)	165,000	193,210
5% 7/1/24 (c)	190,000	226,436
5% 7/1/25 (c)	100,000	120,585
5% 7/1/26 (c)	100,000	121,975
5% 7/1/27 (c)	195,000	240,573
5% 7/1/28 (c)	165,000	201,960
Series 2017 C:
4% 7/1/32	1,440,000	1,581,538
5% 7/1/28	1,035,000	1,272,864
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2012, 5% 11/1/41	800,000	853,808
5% 11/1/30 (FSA Insured)	1,275,000	1,308,405
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	1,600,000	1,712,176
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A, 5% 1/1/30	285,000	296,967

TOTAL NORTH CAROLINA		9,980,382

North Dakota - 0.3%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	750,000	796,553
McLean County Solid Waste Facilities Rev. (Great River Energy Projs.) Series 2010 B, 5.15% 7/1/40	2,300,000	2,410,561

TOTAL NORTH DAKOTA		3,207,114

Ohio - 1.2%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	1,500,000	1,674,735
American Muni. Pwr., Inc. Rev. (Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	2,000,000	2,328,300
Columbus City School District 5% 12/1/29	300,000	362,223
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/26	670,000	765,957
Lake County Hosp. Facilities Rev.:
Series 2015, 5% 8/15/29	400,000	458,136
5.75% 8/15/38	165,000	169,958
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	1,200,000	1,428,924
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/33	850,000	900,465
5% 2/15/44	1,100,000	1,145,496
5% 2/15/48	2,000,000	2,078,860
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/28	1,740,000	2,158,748
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	2,600,000	1,054,664
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/34	445,000	505,048

TOTAL OHIO		15,031,514

Oklahoma - 0.5%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/27	695,000	834,938
5% 9/1/28	1,000,000	1,190,850
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/29	700,000	829,346
5% 10/1/39	150,000	172,244
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	1,775,000	2,040,682
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	1,295,000	1,473,322

TOTAL OKLAHOMA		6,541,382

Pennsylvania - 4.9%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A, 5.625% 8/15/39	1,100,000	1,173,546
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	500,000	609,940
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/21	350,000	391,384
5% 6/1/22	500,000	571,815
5% 6/1/23	500,000	581,275
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	2,585,000	2,957,007
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (b)	1,000,000	994,940
Series B, 1.8%, tender 8/15/22 (b)	1,330,000	1,323,323
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2012 A, 5% 6/1/24	600,000	680,490
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/23	80,000	91,354
5% 10/1/25	1,045,000	1,182,961
Series 2016 A:
5% 10/1/28	1,515,000	1,750,416
5% 10/1/36	1,140,000	1,257,089
5% 10/1/40	700,000	759,682
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St Lukes Hosp. & Health Ntw Proj.) Series 2016 A, 5% 8/15/36	745,000	830,779
Series 2016 A, 5% 8/15/46	5,125,000	5,625,354
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2016, 5% 5/1/28	500,000	590,125
Philadelphia Gas Works Rev. Series 9:
5.25% 8/1/40	490,000	532,620
5.25% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	310,000	343,111
Philadelphia School District Series 2016 D:
5% 9/1/25	8,790,000	10,201,322
5% 9/1/26	9,180,000	10,703,146
5% 9/1/27	9,690,000	11,191,369
Scranton-Lackawanna Health & Welfare Auth. Rev. (Marywood Univ. Proj.) Series 2016, 5% 6/1/36	4,000,000	4,145,760

TOTAL PENNSYLVANIA		58,488,808

Rhode Island - 1.0%
Rhode Island Comm Corp. Rev. Series 2016 A:
5% 6/15/21	3,000,000	3,374,160
5% 6/15/22	5,000,000	5,749,200
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	140,000	152,496
5% 9/1/36	1,400,000	1,490,356
Series 2016, 5% 5/15/39	1,000,000	1,099,780

TOTAL RHODE ISLAND		11,865,992

South Carolina - 2.6%
Horry County School District (South Carolina Gen. Oblig. Proj.) Series 2016, 5% 3/1/23	1,490,000	1,751,167
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/23	1,000,000	1,178,640
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/26	1,400,000	1,653,022
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2013, 5% 11/1/27	1,400,000	1,588,342
South Carolina Ports Auth. Ports Rev. Series 2015 (AMT), 5% 7/1/45 (c)	5,215,000	5,747,660
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B, 5% 12/1/20	2,500,000	2,756,850
Series 2013 E, 5.5% 12/1/53	6,100,000	6,855,180
Series 2014 A:
5% 12/1/49	1,340,000	1,466,255
5.5% 12/1/54	2,500,000	2,821,300
Series 2014 C, 5% 12/1/46	720,000	793,836
Series 2015 A, 5% 12/1/50	2,175,000	2,405,768
Series 2015 E, 5.25% 12/1/55	1,100,000	1,241,867
South Carolina Trans. Infrastructure Bank Rev. Series 2015 A, 5% 10/1/23	600,000	706,878

TOTAL SOUTH CAROLINA		30,966,765

Tennessee - 0.4%
Jackson Hosp. Rev. 5.75% 4/1/41	270,000	274,555
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.75% 7/1/24 (c)	1,600,000	1,773,776
Tennessee Engy Acq Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (b)(e)	2,280,000	2,492,131

TOTAL TENNESSEE		4,540,462

Texas - 8.7%
Austin Arpt. Sys. Rev. Series 2014:
5% 11/15/28 (c)	500,000	576,005
5% 11/15/39 (c)	1,700,000	1,898,203
5% 11/15/44 (c)	4,405,000	4,865,895
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/37	1,400,000	1,640,716
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	1,300,000	1,521,390
5% 1/1/31	475,000	544,849
5% 1/1/45	1,000,000	1,112,100
Series 2016:
5% 1/1/40	1,000,000	1,120,750
5% 1/1/46	685,000	763,049
Comal County Tex Series 2017, 4% 2/1/23	1,660,000	1,857,059
Comal Independent School District 5.25% 2/1/23	35,000	35,378
Corpus Christi Util. Sys. Rev. 5% 7/15/23	1,600,000	1,836,064
Cypress-Fairbanks Independent School District:
Series 2014 C, 5% 2/15/44	1,100,000	1,252,152
Series 2016, 5% 2/15/27	795,000	970,154
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	700,000	821,156
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2012 D, 5% 11/1/42 (c)	400,000	441,664
Series 2012 H, 5% 11/1/42 (c)	1,000,000	1,104,160
Series 2014 D, 5% 11/1/23 (c)	575,000	668,501
Grand Parkway Trans. Corp. Series 2013 B:
5% 4/1/53	220,000	249,539
5.25% 10/1/51	8,500,000	9,747,205
5.5% 4/1/53	1,000,000	1,136,270
Harris County Gen. Oblig. Series 2002, 0% 8/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	873,380
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/24 (c)	1,250,000	1,391,188
Series 2012 A, 5% 7/1/23 (c)	600,000	678,042
Houston Independent School District Series 2017, 5% 2/15/35	700,000	830,795
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	600,000	702,150
Series 2016 B, 5% 11/15/33	600,000	710,520
Lewisville Independent School District 0% 8/15/19	2,340,000	2,298,348
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (c)	1,000,000	1,182,580
5% 11/1/28 (c)	3,325,000	3,892,611
Series 2017:
5% 11/1/22 (c)	750,000	859,185
5% 11/1/23 (c)	1,100,000	1,278,871
5% 11/1/29 (c)	1,250,000	1,465,213
5% 11/1/36 (c)	1,000,000	1,141,440
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/27	720,000	845,654
North Texas Tollway Auth. Rev.:
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	1,100,000	1,378,509
Series 2009, 6.25% 1/1/39	335,000	353,083
Series 2011 A:
5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	2,315,000	2,658,407
6% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	1,200,000	1,400,256
Series 2011 D, 5% 9/1/28 (Pre-Refunded to 9/1/21 @ 100)	2,300,000	2,612,340
Series 2014 A:
5% 1/1/23	400,000	465,200
5% 1/1/25	1,000,000	1,179,490
Series 2015 A, 5% 1/1/32	655,000	751,586
Series 2015 B, 5% 1/1/40	2,000,000	2,249,000
Series 2016 A, 5% 1/1/36	1,250,000	1,440,538
6% 1/1/24	230,000	231,875
San Antonio Arpt. Sys. Rev. 5.25% 7/1/18 (FSA Insured) (c)	2,505,000	2,513,742
San Antonio Elec. & Gas Sys. Rev.:
Series 2012, 5.25% 2/1/25	800,000	978,200
Series 2016, 5% 2/1/21	1,225,000	1,369,048
San Antonio Independent School District Series 2016, 5% 8/15/31	850,000	1,018,887
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Hendrick Med. Ctr. Proj.) Series 2009 B, 5.25% 9/1/28 (Assured Guaranty Corp. Insured)	1,235,000	1,308,445
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	480,000	502,776
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A, 5% 2/15/25	165,000	198,153
Texas Gen. Oblig.:
Series 2017 A, 5% 10/1/33	2,700,000	3,284,118
Series 2017 B, 5% 10/1/36	400,000	480,316
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	75,000	76,210
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC IH-635 Managed Lanes Proj.) Series 2010, 7% 6/30/40	1,200,000	1,354,356
Series 2013, 6.75% 6/30/43 (c)	2,400,000	2,779,224
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/28	1,280,000	1,569,766
5% 3/15/29	1,035,000	1,258,591
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/26	3,170,000	3,895,486
5% 2/15/32	1,505,000	1,776,321
5% 2/15/33	2,500,000	2,938,475
5% 2/15/34	1,000,000	1,171,330
5% 2/15/35	1,000,000	1,167,280
5% 2/15/36	2,000,000	2,328,120
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	5,000,000	5,949,150
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	395,000	477,986

TOTAL TEXAS		105,428,500

Utah - 1.3%
Salt Lake City Arpt. Rev. Series 2017 A:
5% 7/1/22 (c)	400,000	458,548
5% 7/1/27 (c)	1,645,000	2,016,655
5% 7/1/29 (c)	700,000	846,720
5% 7/1/30 (c)	500,000	599,110
5% 7/1/31 (c)	600,000	714,420
5% 7/1/32 (c)	700,000	828,919
5% 7/1/33 (c)	800,000	942,152
5% 7/1/34 (c)	700,000	820,512
5% 7/1/35 (c)	800,000	934,792
5% 7/1/36 (c)	1,100,000	1,281,324
5% 7/1/37 (c)	800,000	929,688
5% 7/1/42 (c)	4,800,000	5,526,048

TOTAL UTAH		15,898,888

Vermont - 0.1%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	600,000	657,534
5% 10/15/46	1,000,000	1,089,540

TOTAL VERMONT		1,747,074

Virginia - 0.4%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/30	1,250,000	1,413,463
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	120,000	121,393
5% 6/15/30	400,000	454,816
5% 6/15/33	425,000	474,411
5% 6/15/34	805,000	892,882
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A, 5% 1/1/40	500,000	570,585
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	1,000,000	1,111,070

TOTAL VIRGINIA		5,038,620

Washington - 2.1%
Port of Seattle Rev. Series 2016 B, 5% 10/1/30 (c)	1,000,000	1,169,600
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/24 (c)	560,000	636,552
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B, 5% 12/1/27	1,500,000	1,724,505
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	670,000	785,220
5% 2/1/34	1,000,000	1,166,900
Series 2017 D, 5% 2/1/33	900,000	1,074,042
Series R 2017 A, 5% 8/1/33	6,115,000	7,277,462
Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	1,200,000	1,175,376
Series R-2015 B, 5% 7/1/24	1,000,000	1,201,470
Series R-2017 A:
5% 8/1/27	400,000	490,448
5% 8/1/28	400,000	487,240
5% 8/1/30	400,000	482,304
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	3,000,000	3,130,980
(Overlake Hosp. Med. Ctr.) Series 2010, 5.7% 7/1/38	2,270,000	2,475,185
Series 2015, 5% 1/1/27	700,000	826,889
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/36	1,000,000	1,119,670
5% 10/1/40	570,000	634,045

TOTAL WASHINGTON		25,857,888

West Virginia - 0.2%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (b)(c)	1,360,000	1,352,153
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	1,100,000	1,263,801

TOTAL WEST VIRGINIA		2,615,954

Wisconsin - 0.8%
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/21 (a)	300,000	324,912
5% 5/15/28 (a)	300,000	329,574
5.25% 5/15/37 (a)	80,000	86,543
5.25% 5/15/42 (a)	100,000	107,447
5.25% 5/15/47 (a)	95,000	101,614
5.25% 5/15/52 (a)	185,000	197,136
Series 2017 B-1 3.95% 11/15/24 (a)	80,000	82,256
Series 2017 B-2, 3.5% 11/15/23 (a)	105,000	106,794
Series 2017 B-3, 3% 11/15/22 (a)	145,000	146,573
Pub. Fin. Auth. Wis Edl. Facilities Series 2016:
5% 1/1/37	1,100,000	1,159,895
5% 1/1/42	900,000	943,164
Wisconsin Health & Edl. Facilities:
Series 2010:
5.75% 7/1/30	310,000	338,672
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	190,000	212,169
Series 2014:
4% 5/1/33	510,000	507,664
5% 5/1/22	795,000	885,018
Series 2016, 5% 2/15/29	435,000	503,643
Series 2017 A, 5% 9/1/31	1,000,000	1,130,030
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	500,000	555,775
Series 2013 B, 5% 7/1/36	925,000	1,017,842
Series 2012, 5% 6/1/27	300,000	332,061

TOTAL WISCONSIN		9,068,782

Wyoming - 0.2%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	1,700,000	1,802,323
TOTAL MUNICIPAL BONDS
(Cost $1,160,958,920)		1,203,085,280

Municipal Notes - 0.2%
Illinois - 0.2%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.1% 11/7/17 (Liquidity Facility Barclays Bank PLC) (b)(g)
(Cost $2,100,000)	2,100,000	2,100,000
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $1,163,058,920)		1,205,185,280
NET OTHER ASSETS (LIABILITIES) - 0.1%		859,056
NET ASSETS - 100%		$1,206,044,336

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,877,378 or 0.7% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Provides evidence of ownership in one or more underlying municipal bonds.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$60,170
Total	$60,170

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	32.8%
Transportation	26.4%
Health Care	16.2%
Education	6.3%
Electric Utilities	5.1%
Others* (Individually Less Than 5%)	13.2%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,163,058,920)		$1,205,185,280
Cash		26,181,852
Receivable for investments sold		2,467,126
Receivable for fund shares sold		1,266,457
Interest receivable		14,174,732
Prepaid expenses		2,991
Receivable from investment adviser for expense reductions		6,778
Other receivables		3,932
Total assets		1,249,289,148
Liabilities
Payable for investments purchased
Regular delivery	$4,247,714
Delayed delivery	34,766,382
Payable for fund shares redeemed	2,503,128
Distributions payable	934,009
Accrued management fee	358,167
Distribution and service plan fees payable	179,178
Other affiliated payables	207,768
Other payables and accrued expenses	48,466
Total liabilities		43,244,812
Net Assets		$1,206,044,336
Net Assets consist of:
Paid in capital		$1,150,611,539
Undistributed net investment income		535,274
Accumulated undistributed net realized gain (loss) on investments		12,771,163
Net unrealized appreciation (depreciation) on investments		42,126,360
Net Assets		$1,206,044,336
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($250,004,299 ÷ 18,866,788 shares)		$13.25
Maximum offering price per share (100/96.00 of $13.25)		$13.80
Class M:
Net Asset Value and redemption price per share ($163,496,966 ÷ 12,301,005 shares)		$13.29
Maximum offering price per share (100/96.00 of $13.29)		$13.84
Class C:
Net Asset Value and offering price per share ($110,091,834 ÷ 8,288,612 shares)(a)		$13.28
Class I:
Net Asset Value, offering price and redemption price per share ($682,451,237 ÷ 51,782,879 shares)		$13.18

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Interest		$44,196,274
Income from Fidelity Central Funds		60,170
Total income		44,256,444
Expenses
Management fee	$4,627,397
Transfer agent fees	2,162,826
Distribution and service plan fees	2,326,907
Accounting fees and expenses	252,883
Custodian fees and expenses	11,363
Independent trustees' fees and expenses	4,948
Registration fees	90,926
Audit	56,114
Legal	3,274
Miscellaneous	9,985
Total expenses before reductions	9,546,623
Expense reductions	(153,482)	9,393,141
Net investment income (loss)		34,863,303
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,186,147
Total net realized gain (loss)		15,186,147
Change in net unrealized appreciation (depreciation) on investment securities		(21,033,654)
Net gain (loss)		(5,847,507)
Net increase (decrease) in net assets resulting from operations		$29,015,796

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,863,303	$32,593,562
Net realized gain (loss)	15,186,147	14,308,316
Change in net unrealized appreciation (depreciation)	(21,033,654)	(3,015,733)
Net increase (decrease) in net assets resulting from operations	29,015,796	43,886,145
Distributions to shareholders from net investment income	(34,803,295)	(32,549,100)
Distributions to shareholders from net realized gain	(13,766,589)	(7,430,609)
Total distributions	(48,569,884)	(39,979,709)
Share transactions - net increase (decrease)	7,184,992	202,876,476
Total increase (decrease) in net assets	(12,369,096)	206,782,912
Net Assets
Beginning of period	1,218,413,432	1,011,630,520
End of period	$1,206,044,336	$1,218,413,432
Other Information
Undistributed net investment income end of period	$535,274	$585,890

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Municipal Income Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.53	$13.47	$13.59	$13.00	$13.74
Income from Investment Operations
Net investment income (loss)A	.346	.389	.438	.462	.453
Net realized and unrealized gain (loss)	(.126)	.159	(.076)	.682	(.738)
Total from investment operations	.220	.548	.362	1.144	(.285)
Distributions from net investment income	(.345)	(.390)	(.439)	(.461)	(.451)
Distributions from net realized gain	(.155)	(.098)	(.043)	(.093)	(.004)
Total distributions	(.500)	(.488)	(.482)	(.554)	(.455)
Net asset value, end of period	$13.25	$13.53	$13.47	$13.59	$13.00
Total ReturnB,C	1.76%	4.11%	2.71%	9.02%	(2.12)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.81%	.81%	.81%	.79%	.77%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.79%	.77%
Expenses net of all reductions	.80%	.80%	.80%	.79%	.77%
Net investment income (loss)	2.63%	2.86%	3.25%	3.49%	3.36%
Supplemental Data
Net assets, end of period (000 omitted)	$250,004	$397,834	$374,081	$325,539	$335,492
Portfolio turnover rateF	46%	22%	14%	10%	12%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Municipal Income Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.58	$13.51	$13.63	$13.03	$13.77
Income from Investment Operations
Net investment income (loss)A	.347	.392	.443	.466	.454
Net realized and unrealized gain (loss)	(.135)	.169	(.079)	.691	(.739)
Total from investment operations	.212	.561	.364	1.157	(.285)
Distributions from net investment income	(.347)	(.393)	(.441)	(.464)	(.451)
Distributions from net realized gain	(.155)	(.098)	(.043)	(.093)	(.004)
Total distributions	(.502)	(.491)	(.484)	(.557)	(.455)
Net asset value, end of period	$13.29	$13.58	$13.51	$13.63	$13.03
Total ReturnB,C	1.69%	4.20%	2.72%	9.10%	(2.12)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.79%	.79%	.78%	.77%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.78%	.77%
Expenses net of all reductions	.79%	.79%	.79%	.78%	.77%
Net investment income (loss)	2.64%	2.87%	3.26%	3.51%	3.37%
Supplemental Data
Net assets, end of period (000 omitted)	$163,497	$181,049	$170,263	$204,607	$207,208
Portfolio turnover rateF	46%	22%	14%	10%	12%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Municipal Income Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.57	$13.50	$13.62	$13.03	$13.77
Income from Investment Operations
Net investment income (loss)A	.247	.287	.339	.363	.351
Net realized and unrealized gain (loss)	(.135)	.169	(.078)	.681	(.739)
Total from investment operations	.112	.456	.261	1.044	(.388)
Distributions from net investment income	(.247)	(.288)	(.338)	(.361)	(.348)
Distributions from net realized gain	(.155)	(.098)	(.043)	(.093)	(.004)
Total distributions	(.402)	(.386)	(.381)	(.454)	(.352)
Net asset value, end of period	$13.28	$13.57	$13.50	$13.62	$13.03
Total ReturnB,C	.93%	3.41%	1.94%	8.19%	(2.86)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.56%	1.56%	1.56%	1.55%	1.54%
Expenses net of fee waivers, if any	1.55%	1.55%	1.55%	1.55%	1.54%
Expenses net of all reductions	1.55%	1.55%	1.55%	1.55%	1.54%
Net investment income (loss)	1.88%	2.10%	2.50%	2.74%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$110,092	$137,050	$117,528	$118,088	$123,530
Portfolio turnover rateF	46%	22%	14%	10%	12%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Municipal Income Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.46	$13.40	$13.51	$12.93	$13.67
Income from Investment Operations
Net investment income (loss)A	.374	.420	.470	.493	.481
Net realized and unrealized gain (loss)	(.124)	.160	(.067)	.674	(.735)
Total from investment operations	.250	.580	.403	1.167	(.254)
Distributions from net investment income	(.375)	(.422)	(.470)	(.494)	(.482)
Distributions from net realized gain	(.155)	(.098)	(.043)	(.093)	(.004)
Total distributions	(.530)	(.520)	(.513)	(.587)	(.486)
Net asset value, end of period	$13.18	$13.46	$13.40	$13.51	$12.93
Total ReturnB	2.01%	4.38%	3.03%	9.27%	(1.90)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.57%	.56%	.57%	.54%	.54%
Expenses net of fee waivers, if any	.55%	.55%	.55%	.54%	.54%
Expenses net of all reductions	.55%	.55%	.55%	.54%	.54%
Net investment income (loss)	2.88%	3.10%	3.50%	3.75%	3.60%
Supplemental Data
Net assets, end of period (000 omitted)	$682,451	$502,479	$346,521	$312,038	$290,117
Portfolio turnover rateE	46%	22%	14%	10%	12%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Advisor Municipal Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Gains and losses on securities sold are determined on the basis of identified cost. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,359,186
Gross unrealized depreciation	(3,861,962)
Net unrealized appreciation (depreciation)	$42,497,224
Tax Cost	$1,162,688,056

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$165,015
Undistributed long-term capital gain	$12,771,162
Net unrealized appreciation (depreciation) on securities and other investments	$42,497,224

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Tax-exempt Income	$34,803,295	$32,549,100
Long-term Capital Gains	13,766,589	7,430,609
Total	$48,569,884	$ 39,979,709

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $585,709,900 and $573,577,583, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$729,708	$12,042
Class M	-%	.25%	418,776	–
Class C	.75%	.25%	1,178,423	109,454
			$2,326,907	$121,496

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$24,116
Class M	5,132
Class C(a)	17,433
$46,681

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$477,221.16
Class M	250,438.15
Class C	192,397.16
Class I	1,242,770.17
	$2,162,826

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,125 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.80%	$21,755
Class C	1.55%	6,985
Class I	.55%	106,628
		$135,368

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11,363.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,751.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$7,734,440	$11,430,094
Class M	4,427,300	5,088,206
Class B	–	40,433
Class C	2,232,332	2,775,558
Class I	20,409,223	13,214,809
Total	$34,803,295	$32,549,100
From net realized gain
Class A	$4,461,010	$2,737,715
Class M	2,062,872	1,238,857
Class B	–	21,921
Class C	1,520,681	861,022
Class I	5,722,026	2,571,094
Total	$13,766,589	$7,430,609

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	3,283,420	8,172,855	$42,699,157	$111,082,108
Reinvestment of distributions	857,107	925,359	11,115,193	12,571,741
Shares redeemed	(14,668,589)	(7,480,454)	(189,601,990)	(101,888,648)
Net increase (decrease)	(10,528,062)	1,617,760	$(135,787,640)	$21,765,201
Class M
Shares sold	1,387,096	1,738,732	$18,166,841	$23,802,963
Reinvestment of distributions	445,400	399,450	5,806,246	5,443,122
Shares redeemed	(2,868,248)	(1,406,154)	(37,435,781)	(19,233,053)
Net increase (decrease)	(1,035,752)	732,028	$(13,462,694)	$10,013,032
Class B
Shares sold	–	4,634	$–	$62,699
Reinvestment of distributions	–	3,379	–	45,427
Shares redeemed	–	(249,168)	–	(3,404,715)
Net increase (decrease)	–	(241,155)	$–	$(3,296,589)
Class C
Shares sold	841,216	2,706,356	$11,023,247	$36,910,696
Reinvestment of distributions	239,723	217,205	3,117,472	2,956,187
Shares redeemed	(2,894,434)	(1,527,402)	(37,830,231)	(20,855,277)
Net increase (decrease)	(1,813,495)	1,396,159	$(23,689,512)	$19,011,606
Class I
Shares sold	43,894,804	18,349,252	$565,658,448	$249,013,755
Reinvestment of distributions	1,346,485	908,351	17,426,297	12,290,257
Shares redeemed	(30,783,984)	(7,799,446)	(402,959,907)	(105,920,786)
Net increase (decrease)	14,457,305	11,458,157	$180,124,838	$155,383,226

10. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Municipal Income Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of the Fidelity Municipal Income Fund equal in value to the net assets of the Fund on the day the reorganization is effective. The reorganization does not require shareholder approval and is expected to become effective in March 2018. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II) (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 249 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	.80%
Actual		$1,000.00	$1,031.50	$4.10
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Class M	.78%
Actual		$1,000.00	$1,031.50	$3.99
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Class C	1.55%
Actual		$1,000.00	$1,027.50	$7.92
Hypothetical-C		$1,000.00	$1,017.39	$7.88
Class I	.55%
Actual		$1,000.00	$1,032.90	$2.82
Hypothetical-C		$1,000.00	$1,022.43	$2.80

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Municipal Income Fund
Class A	11/29/17	11/28/17	$0.139
Class M	11/29/17	11/28/17	$0.139
Class C	11/29/17	11/28/17	$0.139
Class I	11/29/17	11/28/17	$0.139

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $14,456,953, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2017, 100% of the fund's income dividends was free from federal income tax, and 12% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M (formerly Class T), and Class I ranked below the competitive median for 2016 and the total expense ratio of Class C ranked equal to the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HIM-ANN-1217
1.538412.120

Item 2.

Code of Ethics

As of the end of the period, October 31, 2017 Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Municipal Income Fund (the “Fund”):

Services Billed by PwC

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Municipal Income Fund	$46,000	$4,300	$2,400	$2,100

October 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Municipal Income Fund	$46,000	$4,500	$2,400	$2,200

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	October 31, 2017A	October 31, 2016A,B
Audit-Related Fees	$12,525,000	$5,550,000
Tax Fees	$155,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	October 31, 2017A	October 31, 2016A,B
PwC	$16,225,000	$6,570,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	December 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 27, 2017